UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2. FINANCIAL INFORMATION.

Item 2.02. Results of Operations and Financial Condition.

On April 9, 2025, Forward Air Corporation (the “Company”) announced certain preliminary financial results for the three months ended March 31, 2025. Following the April 9, 2025 press release, the Company has had additional time with respect to its quarter-end closing process, and as a result, is updating and providing additional information regarding certain of its preliminary results as described below.

For the three months ended March 31, 2025, preliminary operating revenue is now estimated to be between $611 million to $615 million, income from continuing operations is estimated to be between $2 million and $6 million and Consolidated EBITDA, a non-GAAP measure calculated pursuant to the Company’s Senior Secured Term Loan Credit Agreement is estimated to be between $66 million to $70 million compared to the previous preliminary estimate of $54 million to $59 million.

The information furnished pursuant to Items 2.02 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the

Preliminary Results

The Company’s actual operating results remain subject to the completion of its quarter-end closing process, which includes review by management and the audit committee. While carrying out such procedures, the Company may identify items that would require it to make adjustments to the preliminary estimates of its operating results set forth herein. As a result, the Company’s actual operating results could be outside of the ranges set forth herein and such differences could be material. The preliminary estimates of the Company’s financial results included herein have been prepared by, and are the responsibility of, management. The Company’s independent registered public accountants have not audited, reviewed or performed any procedures with respect to such preliminary estimates of operating results. The information presented herein should not be considered a substitute for the financial information the Company files with the Securities and Exchange Commission in its Quarterly Report on Form 10-Q for the three months ended March 31, 2025. The Company has no intention or obligation to update the preliminary estimates of operating results set forth above prior to the release of its consolidated financial statements as of and for the three months ended March 31, 2025.

Non-GAAP Financial Measures

In this Form 8-K, the Company uses non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with GAAP, including Consolidated EBITDA calculated in accordance with its credit agreement (“Consolidated EBITDA”) estimated for the three months ended March 31, 2025. The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance.

All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes Consolidated EBITDA provides investors with important information regarding its financial condition and compliance with its obligations under its credit agreement. The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses this non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s financial results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the Company has included, for the periods indicated, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

With respect to estimated Consolidated EBITDA for the three months ended March 31, 2025, please note that the Company is not providing a quantitative reconciliation because it is not available without unreasonable efforts. The Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation, or to quantify the probable significance of these items. The adjustments required for any such reconciliation of the Company’s forward-looking non-GAAP financial measures cannot be accurately forecast by the Company, and therefore the reconciliation has been omitted.

Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this Form 8-K relate to the Company’s expectations regarding the Company’s financial performance, including operating revenue, income from continuing operations and Consolidated EBITDA, the Company’s expectations regarding the impact of the tariffs under the IEEPA and the impact the foregoing may have on the Company’s business, including the Company’s Intermodal segment and the Company’s results of operations.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on its current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of its control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recently imposed tariffs and potential escalation from trading partners, the risks associated with the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect the Company’s operations and strategic plan; risks associated with the Company’s limited visibility to the impact of tariffs on third-party shipments; the timing of its review of any strategic alternatives; whether the Company will be able to identify or develop any strategic alternatives to its strategic plan as a standalone company; the Company’s ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether the Company can achieve the potential benefits of any strategic alternatives or its strategic plan as a standalone company; recessions, trade policy, inflation, higher interest rates and downturns in customer business cycles; the Company's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics; the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected; the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected; continued weakening of the freight environment; future debt and financing levels; the Company’s ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses; the Company’s ability to secure terminal facilities in desirable locations at reasonable rates; more limited liquidity than expected which limits the Company’s ability to make key investments; the creditworthiness of the Company’s customers and their ability to pay for services rendered; the Company’s inability to maintain its historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through its network; the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve the Company’s customers’ transportation needs; the Company’s inability to manage its information systems and inability of its information systems to handle an increased volume of freight moving through its network; the occurrence of cybersecurity risks and events, market acceptance of the Company’s service offerings, claims for property damage, personal injuries or workers’ compensation; enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure; the Company’s dependence on its senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events; restrictions in the Company’s charter and bylaws; and the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The Company cautions readers that any forward-looking statement made by it in this Form 8-K is based only on information currently available to it and you should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. The Company undertakes no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: April 21, 2025	By:	/s/ Shawn Stewart
	Name: Title:	Shawn Stewart Chief Executive Officer